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(Amendment No.     )

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The Gabelli Utility Trust
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16,2011THE GABELLI UTILITY TRUST PROXY rAftltLAmtPO BOX-112 lARMHaDALE. NY 11735 8 OF CO ^ BROADRIDCE 9 FINANCIAL SOLUTIONS, INC. o ATTENTION: KOS& 2 TEST PRINT KFJJte °r 51 MERCEDES WAY o EDGEWOD, NY £ 11717 m Meeting Information •. Meeting Type: Annual For holders as of: March 21, 201 I Date: May 16, 2011 Time: 10:30 am Location: The Cole Auditorium The Greenwich Library 101 West Putnam Avenue Greenwich, Connecticut 06830 You are receiving this communication because you hold shares in the above namedfund. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at wwwf.froxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P12099-01S I 1 OF

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow — | XXXXXXXXXXXX | {located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET”: www.proxyvote.com BY TELEPHONE: I -800-579-1639 BYE-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow — XXXXXXXX XXXX] (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Rease make the request as instructed above on or before May 4, 2011 to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession g of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special £ requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. ri. S Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed i n the box marked by the arrow — I XXXXXXXXXXXX I available and follow the instructions. 2 P12099-01S Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1 , . . _ _ _ . £.

THE BABEL LI UTILITY TRUST Elect ion of Trustees—The Board of Trustees recommends a vote FOR each of the COMMON SHAREHOLDER nominees listed. 1. To elect three (3) Trustees of the Fund: nominees: 1) Frank J. Fahrenkopf, Jr. 2) Robert J. Morrissey 3) Salvatore J. Zizzasc-hodoo oqoo 0110 | 123,456,789,012.000003 BROADRIDBE GS2 36MOA101 Please refertothe proxy materials for more detailed FINANCIAL solutions, IMC, P12 information on the above voting items. iIIINH^ ‘ 51 MERCEDES WAY 3 OF 4EDGEHOOD, NY 11717

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16,2011. THE GABELLI UTILITYTRUST Meeting Information Meeting Type: Annual For holders as of: March 21, 201 I ; Date: May 16,201! Time: 10:30 am Location: The Cole Auditorium The Greenwich Library 101 West Putnam Avenue Greenwich, Connecticut 06830 You are receiving this communication because you hold ^___ shares in the above named fund. pitnxr msi/wto* p.o. box ?3<ij This is not a ballot. You cannot use this notice to vote m MfliuwcM/r, ny H7?5 M these shares. This communication presents only an § o overview of the more complete proxy materials that are ^ “*” available to you on the Internet. You may view the proxy N w materials online at www.praxyrote.com or easily request a ^ paper copy (see reverse side). broadridge We encourage you to access and review all of the g; FINANCIAL SOLUTIONS, INC, important information contained in the proxy materials o ATTENTION: beforevotjng. ~_ test print kSimE vHBranmipMfnHnmpiMapMHngiM P12099-01S 2 10F ‘

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow — | XXXXXXXX XXXXl (located on the following page) and visit: www.ftroxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request 6V /NTERNET: www.proxyvote.com BY TELEPHONE: I -800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow — | XXXX XXXX XXXX~| (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 201 I to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods m Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession g of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special ^ requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. £ Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 5 marked by the arrow — I XXXX XXXX XXXX I available and follow the instructions. P12099-01S Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 2 3

IElect!on of Trustees The Board of (Trustees recommends a vote FOR the nominees listed. To elect four (4) Trustees of the Fund: Nominees: 1) Anthony J. Colavita 2) Frank J. Fahrenkopf, Jr. 3) Robert J, Morrissey 4) Salvatore J. Zizzs 1)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16,2011. GABELLI UTILITYTRUST Meeting information Meeting Type: Annual For holders as of: March 21, 201 I Date: May 16,2011 Time: 10:30 am Location: The Cole Auditorium The Greenwich Library 101 West Putnam Avenue Greenwich, Connecticut 06830 You are receiving this communication because you hold shares in the above named fund. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow > | XXXXXXXXXXXxH (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E MAIL Copy: If you want to receive a paper or e mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1 &Y INTERNET: www.proxyvote.com 2 BY TELEPHONE: 1 800 579 1639 3 BYE MAIL : sendmaterial@proxyvote.com If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow ^^ | XXXXXXXXXXXX | (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4,2011 to facilitate timely delivery, How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.froxyvote.com. Have the information that is printed in the box marked by the arrow ^ | XXXXXXXXXXXX \ available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will indude a proxy card.

THE GABELLI UTILITY TRUST SERIES E PREFERRED SHAREHOLDER B Election of Trustees The Board of Trustees recommends a vote FOR the nominees listed. 1. To elect four (4) Trustees of the Fund: Nominees: 1) Anthony J. Colavita 2) Frank J. Fahrenkopf, Jr. 3) Robert J. Morrissey 4) Salvatore J. Zizza 4)

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